UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 2, 2004


                              REHABCARE GROUP, INC.
               (Exact name of Company as specified in its charter)


      Delaware                    0-19294                 51-0265872
(State or other jurisdiction    (Commission           (I.R.S. Employer
   of incorporation)            File Number)         Identification No.)


        7733 Forsyth Boulevard
              23rd Floor
         St. Louis, Missouri                                63105
(Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (314) 863-7422


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01        Regulation FD Disclosure.

    The information in Exhibit 99.1 is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(c) Exhibits. See Exhibit Index.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 2, 2004

                                       REHABCARE GROUP, INC.



                           By:/s/Vincent L. Germanese
                                -----------------------------------------------
                                 Vincent L. Germanese
                                 Senior Vice President, Chief Financial Officer and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description


99.1   Press release dated December 2, 2004.

                                                                    Exhibit 99.1






                    CONTACT:  RehabCare Group, Inc.
                              Vincent L. Germanese
                              Chief Financial Officer
                              Betty Cammarata, Director-Investor Relations
                              David Totaro, Senior Vice President/Corporate
                                Marketing & Communications (Media)
                              (314) 863-7422
                              Cornerstone Rehabilitation
                              Mike Jones, Co-Owner
                              (318) 671-6322
                                    or
                              Financial Dynamics:
                              Gordon McCoun/Lanie Marcus
                              Press: Sean Leous
                              (212) 850-5600




        REHABCARE GROUP ANNOUNCES PURCHASE OF CORNERSTONE REHABILITATION


ST. LOUIS, MO and SHREVEPORT, LA, December 2, 2004--RehabCare Group, Inc. (NYSE:RHB) and Cornerstone Rehabilitation today announced that RehabCare has purchased the assets of Cornerstone Rehabilitation, effective December 1, 2004. Terms of the transaction were not disclosed. Cornerstone generates annualized revenue of approximately $12.0 million.

     Based in Shreveport, LA, Cornerstone Rehabilitation is a physical rehabilitation therapy company that provides physical, occupational and speech therapy services. With over 165 employees, Cornerstone manages 40 contract therapy sites in Northern Louisiana, 10 contract therapy sites in Texas and one freestanding outpatient facility in southeast Shreveport. The Company has Medicare certified agencies, able to treat patients in a variety of settings including outpatient clinics, nursing homes, and retirement centers.

     John H. Short, Ph.D., President and CEO of RehabCare, commented, "We are pleased to join forces with a company having Cornerstone's outstanding reputation for quality and integrity, and its long-standing relationships and presence in Northern Louisiana and Texas. We firmly believe that by combining with Cornerstone, we will have a strong platform from which to grow in very promising markets."


                                     -MORE-

     Stephen Leone, co-founder of Cornerstone Rehabilitation noted, "After extensive research on the contract therapy market, we were uniquely attracted to RehabCare because of its high-quality service-oriented business model and its recognized standing as a respected leader in our industry. We believe that this partnership will not only benefit our existing patients, but also position us to extend our services to a broader clientele."

     Mike Jones, co-founder of Cornerstone Rehabilitation, added, "We expect the combination of our innovative treatment programs and highly-skilled staff, plus RehabCare's financial and other strategic resources, to propel Cornerstone into its next stage of growth. Stephen and I look forward to joining the RehabCare team and working closely with management as we continue to not only build our franchise throughout the Louisiana and Texas areas, but expand our reach to other surrounding markets."

     RehabCare Group, Inc., headquartered in St. Louis, MO, is a leading provider of program management services for hospital inpatient rehabilitation units and skilled nursing units, outpatient therapy programs and contract therapy services in conjunction with more than 770 hospitals and skilled nursing facilities in 39 states, the District of Columbia and Puerto Rico. RehabCare is pleased to be included in the Russell 2000 and Standard and Poor's Small Cap 600 indices.

     Cornerstone Rehabilitation, based in southeast Shreveport, LA, has a service area that includes the Shreveport/Bossier metropolitan and surrounding areas as well as Texas. The company was founded by two physical therapists who strive to ensure clinical excellence. The management team consists of a licensed health care administrator, registered nurse case manager, business administrator and program development coordinator. Most of the Company's therapists have been treating patients in the Shreveport/Bossier City area for over 10 years.

     This release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause RehabCare's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, RehabCare's ability to integrate acquisitions and to implement client partnering relationships within the expected timeframes and to achieve the revenue and earnings levels from such acquisitions and relationships at or above the levels projected; the timing and financial effect of restructuring efforts with respect to RehabCare's continuing businesses; changes in and compliance with governmental reimbursement rates and other regulations or policies affecting RehabCare's continuing businesses; RehabCare's ability to attract new client relationships or to retain and grow existing client relationships through expansion of our hospital rehabilitation and contract therapy service offerings and the development of alternative product offerings; the future operating performance of InteliStaf Holdings, Inc., and the rate of return that RehabCare will be able to achieve from its equity interest in InteliStaf; the adequacy and effectiveness of RehabCare's operating and administrative systems; RehabCare's ability and the additional costs of attracting administrative, operational and professional employees, significant increases in health, workers' compensation and professional and general liability costs; litigation risks of RehabCare's past and future business, including RehabCare's ability to predict the ultimate costs and liabilities or the disruption to its operations; competitive and regulatory effects on pricing and margins; and general economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.



NOTE: More information on RehabCare can be found on the World Wide Web at http://www.rehabcare.com.
------------------------

                                      -END-